LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN TAX AWARE U.S. EQUITY FUND

May 23, 1998

Dear Shareholder:

J.P. Morgan Tax Aware U.S. Equity Fund uses a proprietary tax-aware model that seeks to minimize capital gains distributions from a portfolio of U.S. large- and medium-cap stocks. By avoiding stocks that Morgan research identifies as overvalued, the fund seeks to outperform the S&P500 Index.

We are pleased to report that the fund provided a solid return of 21.42% for the six months ended April 30, 1998. This performance was well ahead of the 17.38% return posted over the same period by fund competitors included in the Lipper Growth & Income Fund Average, and slightly behind the 22.49% return for the S&P 500 Index.

The fund's net asset value increased from $12.57 per share on October 31,
1997,to $15.18 per share on   April 30, 1998, after making distributions during
the reporting period of approximately $0.07 from ordinary income. There were no distributions from short- or long-term capital gains. The fund's net assets stood at approximately $58.7 million at the end of the period under review.

The report that follows includes an interview with Terry E. Banet, a member of the portfolio management team for the fund. This interview is designed to answer commonly asked questions about the fund, elaborate on what happened during the reporting period, and reiterate the fund's investment strategy.

As chairman and president of Asset Management Services, we appreciate your investment in the fund. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 521-5411.

Sincerely yours,

/s/ Ramon de Oliveira                   /s/ Keith M. Schappert

Ramon de Oliveira                       Keith M. Schappert
Chairman of Asset Management Services   President of Asset Management Services
J.P. Morgan & Co. Incorporated          J.P. Morgan & Co. Incorporated

--------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS . . . . 1    FUND FACTS AND HIGHLIGHTS. . . . . . . 5

FUND PERFORMANCE . . . . . . . . . 2    SPECIAL FUND-BASED SERVICES. . . . . . 6

PORTFOLIO MANAGER Q&A. . . . . . . 3    FINANCIAL STATEMENTS . . . . . . . . . 8
--------------------------------------------------------------------------------

FUND PERFORMANCE


EXAMINING PERFORMANCE
One way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.



PERFORMANCE                                  TOTAL RETURNS            AVERAGE ANNUAL TOTAL RETURNS
                                             ----------------         -----------------------------
                                             THREE     SIX            ONE            SINCE
AS OF APRIL 30, 1998                         MONTHS    MONTHS         YEAR           INCEPTION*
-------------------------------------------------------------         ----------------------------
J.P. Morgan Tax Aware U.S. Equity Fund       14.12%    21.42%         40.15%         36.44%
S&P 500 Index                                13.84%    22.49%         41.07%         38.05%
Lipper Growth & Income Fund Average          12.37%    17.38%         36.12%         30.47%

AS OF MARCH 31, 1998
-------------------------------------------------------------         ----------------------------
J.P. Morgan Tax Aware U.S. Equity Fund       13.51%    14.05%         43.52%         36.90%
S&P 500 Index                                13.95     17.22%         48.00%         39.89%
Lipper Growth & Income Fund Average          11.62%    12.49%         40.15%         32.14%



*THE FUND COMMENCED OPERATIONS ON DECEMBER 18, 1996, AND HAS PROVIDED AN AVERAGE ANNUAL TOTAL RETURN OF 36.43% FROM THAT DATE THROUGH APRIL 30, 1998. FOR THE PURPOSE OF COMPARISON, THE "SINCE INCEPTION" RETURNS ARE CALCULATED FROM DECEMBER 31, 1996, THE FIRST DATE WHEN DATA FOR THE FUND'S BENCHMARK AND ITS LIPPER CATEGORY AVERAGE WERE AVAILABLE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF FUND DISTRIBUTIONS, AND REFLECT THE REIMBURSEMENT OF FUND EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with TERRY E. BANET, who is a member of the portfolio management team for the J.P. Morgan Tax Aware U.S. Equity Fund. Since joining Morgan in 1985, Terry has done extensive work in product development for the firm's U.S. and international clients. She was key in helping to develop Morgan's tax-aware equity management process. A member of Morgan's Equity and Balanced Accounts Group, Terry earned an undergraduate degree in accounting from Lehigh University and an MBA from Wharton. This interview was conducted on May 7, 1998, and reflects Terry's views on that date.

HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OF THE PAST SIX MONTHS?

TEB: We've just been through a profitable yet volatile period. In November and December of 1997, the market experienced aftershocks from the Asian crisis. The first quarter of 1998 saw the market charge ahead, reaching record highs on several days. In April, however, fears of a Federal Reserve interest rate hike, coupled with worries about possible corporate earnings disappointments, left the market jittery once more.

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

TEB: The portfolio surpassed its peers by a wide margin, but slightly underperformed its benchmark, for the six months ended April 30, 1998. The portfolio rose 21.42% for the period, versus 22.49% for the S&P 500 Index and 17.38% for the Lipper Growth & Income Fund Average. We were held back relative to the Index due to difficult stock selection in November and December of last year. Through April of 1998, however, we are outpacing the Index by nearly a full percentage point.

On the tax-aware front, we continued to carefully manage the tax impact of trading during the six months. When the portfolio distributed income in December, we paid no capital gains distribution. That's because we offset all realized gains against losses. In fact, we actually carried forward a net loss that we can utilize this fiscal tax year. This means that through April of 1998, we once again have a net realized loss. This loss allows us to take gains throughout the year without having to make a taxable distribution to shareholders.

WHAT ARE SOME OF THE BENEFITS OF A TAX-AWARE APPROACH?

TEB: U.S. equity funds paid record amounts of gains in 1997 after a year of prodigious growth by the stock market. In addition, the new tax code created a wide disparity between the tax rate for short-term and long-term gains. This makes it even more crucial to take taxes into account when buying and selling stocks.

While most mutual funds focus only on returns, we are more concerned with how much money our shareholders actually receive -- their after-tax return. We try to manage the tax impact of trading by offsetting capital gains from the sales of stocks that have appreciated with capital losses from sales of stocks that have declined in price. The less of an investor's return that gets paid to Uncle Sam, the more money that investor has compounding over time.

WHICH STOCKS HELPED THE PORTFOLIO'S PERFORMANCE FOR THE PERIOD?

TEB: One of the portfolio's larger technology holdings is EMC Corp., the leading supplier of enterprise storage systems and software for mainframe and open systems environments. The need for storage is increasing as companies institute "data warehouses," wrestle with the Year 2000 problem, and increase their activities on the Internet. EMC's growth and earnings prospects have risen, which keeps the stock looking attractive. For the six months through April 30, 1998, the stock rose 65.18%.

In December, the portfolio initiated a position in Best Buy Co., Inc., a retailer of name-brand consumer electronics, personal computers, software, and appliances. Although the company was operating with low margins based upon industry standards, Best Buy's strategy for improvement seemed reasonable and achievable. The company has not only started improving margins but experienced exceptional comparable store sales in the fourth quarter of 1997. We still believe there is more room for improvement and we continue to hold the stock. Best Buy is up 109.70% since we began purchasing it.

Although United Healthcare posted lackluster performance in 1997, it has gained an impressive 51.76% for the six months through April 30, 1998.

WHICH STOCKS HAMPERED THE PORTFOLIO'S PERFORMANCE?

TEB: Toys 'R' Us was a disappointment during the period. While sales trends appeared strong during the spring and summer, the fourth quarter of 1997 was below expectations. It appears that competitors such as WalMart, Kmart and Costco are increasingly focused on adding to their assortment of the hot Christmas items -- and competing heavily on price during this crucial period. Toys 'R' Us has not fared well in this battle and its efforts to revamp stores have not had a significant positive impact. We sold the stock in January after holding it for ten months and experiencing a loss of 4.24%. We used the tax loss to offset gains in other stocks.

The biggest negative impact during the period was the decision not to include Microsoft in the portfolio. Microsoft is now the second-largest stock (based on market capitalization) in the S&P 500 Index. Our research, however, views the company as expensive relative to its peers in the technology sector. What's more, the price/earnings ratio of Microsoft is more than double that of the S&P 500 Index.

WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

TEB: We expect that GDP growth will slow throughout 1998 and 1999. Corporate profit growth will be held back by a stronger dollar and rising labor costs. We are currently forecasting lower after-tax profit growth this year. We have also lowered our inflation forecast for 1998 to levels comparable to 1997's 1.9%.

FUND FACTS


INVESTMENT OBJECTIVE
J.P. Morgan Tax Aware U.S. Equity Fund seeks to provide high total return while being sensitive to the impact of capital gains taxes on investors' returns. The fund is designed for long-term taxable investors who are interested in minimizing taxable distributions. The fund invests primarily in common stocks and other equity securities of large and medium-sized U.S. companies.


--------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
12/18/96

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 4/30/98
$58,740,474

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES
7/31/98, 10/30/98, 12/18/98

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/18/98


EXPENSE RATIO
The fund's current annualized expense ratio of 0.85% covers shareholders' expenses for custody, tax reporting, and investment advisory and shareholder services, after reimbursement. The fund is no-load and does not charge any sales or exchange fees; however, shares held for less than five years may be subject to redemption fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund. Fund redemption fees are waived when shares worth over $250,000 are redeemed in kind from the fund. Shareholders owning more than 5% of the fund's outstanding shares should consult "Redemption of Shares" in the Statement of Additional Information.


FUND HIGHLIGHTS
ALL DATA AS OF APRIL 30, 1998

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

CONSUMER GOODS & SERVICES                    21.5%

FINANCE                                      17.3%

TECHNOLOGY                                   14.0%

HEALTH CARE                                  11.8%

UTILITIES                                     9.4%

INDUSTRIAL PRODUCTS & SERVICES                9.3%

ENERGY                                        7.8%

BASIC INDUSTRIES                              5.1%

TRANSPORTATION                                1.7%

SHORT-TERM & OTHER INVESTMENTS                2.1%



                                                          % OF TOTAL
LARGEST EQUITY HOLDINGS                                   INVESTMENTS
--------------------------------------------------------------------------------
WARNER-LAMBERT CO. (HEALTH CARE)                                 2.9%

EMCCORP. (TECHNOLOGY)                                            2.6%

PROCTER & GAMBLE CO.
     (CONSUMER GOODS &SERVICES)                                  2.5%

MOBILCORP. (ENERGY)                                              2.2%

EXXON CORP. (ENERGY)                                             2.2%

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FINANCE)                  2.1%

BRISTOL-MYERS SQUIBB CO. (HEALTH CARE)                           2.0%

INTERNATIONAL BUSINESS MACHINES CORP.
     (TECHNOLOGY)                                                1.8%

ALLIEDSIGNAL, INC.
     (INDUSTRIAL PRODUCTS & SERVICES)                            1.8%

WAL-MART STORES, INC.
     (CONSUMER GOODS & SERVICES)                                 1.8%

SPECIAL FUND-BASED SERVICES


PIERPONT ASSET ALLOCATION SERVICE (PAAS)
For many investors, a diversified portfolio -- including short-term instruments, bonds, and stocks -- can offer an excellent opportunity to achieve one's investment objectives. PAAS provides investors with a comprehensive management program for their portfolios. Through this service, investors can:

- Create and maintain an asset allocation that is specifically targeted to meet their most critical investment objectives.

- Make ongoing tactical adjustments in the actual asset mix of their portfolios to capitalize on shifting market trends.

- Make investments through the J.P. Morgan Funds, a family of diversified mutual funds.

PAAS is available to clients who invest a minimum of $500,000 in the J.P. Morgan Funds.

IRA MANAGEMENT SERVICE
As one of the few remaining investments that can help your assets grow tax-deferred until retirement, the IRA enables more of your dollars to work for you longer. Morgan offers an IRA Rollover plan that helps you to build well-balanced long-term investment portfolios, diversified across a wide array of mutual funds. From money markets to emerging markets, the J.P. Morgan Funds provide an excellent way to help you accumulate long-term wealth for retirement.

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. MORGAN GUARANTY TRUST COMPANY OF NEW YORKSERVES AS INVESTMENT ADVISOR AND MAKES THE FUND AVAILABLE SOLELY IN ITS CAPACITY AS SHAREHOLDER SERVICING AGENT. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Opinions expressed herein are based on current market conditions and are subject to change without notice.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
APRIL 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------   ------------
COMMON STOCKS (99.3%)
BASIC INDUSTRIES (5.2%)
CHEMICALS (2.8%)
Albemarle Corp...................................        10,600   $    263,675
Dow Chemical Co..................................         3,600        348,075
E.I. du Pont de Nemours & Co.....................         7,400        538,812
Rohm & Haas Co...................................         4,600        495,937
                                                                  ------------
                                                                     1,646,499
                                                                  ------------

FOREST PRODUCTS & PAPER (1.3%)
Temple-Inland, Inc...............................        12,200        787,662
                                                                  ------------

METALS & MINING (1.1%)
Allegheny Teledyne, Inc..........................        25,000        634,375
                                                                  ------------
  TOTAL BASIC INDUSTRIES.........................                    3,068,536
                                                                  ------------
CONSUMER GOODS & SERVICES (21.8%)
BROADCASTING & PUBLISHING (2.6%)
Comcast Corp., Class A...........................         4,200        150,019
Tele-Communications TCI Ventures Group+..........        23,036        376,495
Tele-Communications, Inc., Series A+.............        16,732        540,130
U.S. West Media Group+...........................        11,400        430,350
                                                                  ------------
                                                                     1,496,994
                                                                  ------------

ENTERTAINMENT, LEISURE & MEDIA (3.1%)
International Game Technology....................        15,600        433,875
Mattel, Inc......................................        14,900        570,856
Seagram Company Ltd.(i)..........................         7,200        307,350
Time Warner, Inc.................................         6,700        525,950
                                                                  ------------
                                                                     1,838,031
                                                                  ------------

FOOD, BEVERAGES & TOBACCO (6.2%)
Anheuser Busch Companies, Inc....................        14,100        645,956
Kellogg Co.......................................         4,200        173,250
PepsiCo, Inc.....................................        15,400        611,187
Philip Morris Companies, Inc.....................        16,900        630,581
Ralston-Ralston Purina Group.....................         6,400        678,400
Unilever NV (ADR)................................        12,400        925,350
                                                                  ------------
                                                                     3,664,724
                                                                  ------------

              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------   ------------

HOUSEHOLD PRODUCTS (2.6%)
Procter & Gamble Co..............................        18,400   $  1,512,250
                                                                  ------------

MISCELLANEOUS (1.3%)
Service Corp. International......................        18,300        754,875
                                                                  ------------

PERSONAL CARE (1.2%)
Gillette Co......................................         6,000        692,625
                                                                  ------------

RETAIL (4.8%)
Best Buy Co., Inc.+..............................         6,500        456,625
Federated Department Stores, Inc.+...............        17,700        870,619
Kroger Co.+......................................         7,800        326,625
TJX Companies, Inc...............................         2,900        128,325
Wal-Mart Stores, Inc.............................        20,900      1,056,756
                                                                  ------------
                                                                     2,838,950
                                                                  ------------
  TOTAL CONSUMER GOODS & SERVICES................                   12,798,449
                                                                  ------------

ENERGY (7.9%)
OIL-PRODUCTION (7.9%)
Atlantic Richfield Co............................         9,700        756,600
Exxon Corp.......................................        17,600      1,283,700
Mobil Corp.......................................        16,900      1,335,100
Royal Dutch Petroleum Co. (ADR)..................         6,100        345,031
Tosco Corp.......................................        20,500        730,312
Valero Energy Corp...............................         6,100        197,487
                                                                  ------------
  TOTAL ENERGY...................................                    4,648,230
                                                                  ------------

FINANCE (17.5%)
BANKING (6.3%)
BankAmerica Corp.................................         4,400        374,000
Chase Manhattan Corp.............................         1,900        263,269
Citicorp.........................................         2,400        361,200
First Chicago NBD Corp...........................        10,500        975,187
First Union Corp.................................        13,400        809,025
Firstar Corp.....................................         2,700        100,744
NationsBank Corp.................................        11,200        848,400
                                                                  ------------
                                                                     3,731,825
                                                                  ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------   ------------
FINANCIAL SERVICES (6.2%)
American Express Co..............................         5,800   $    591,600
Capital One Financial Corp.......................         6,600        634,012
Federal National Mortgage Association............        21,000      1,257,375
Morgan Stanley, Dean Witter, Discover & Co.......         4,000        315,500
Travelers Group, Inc.............................        13,890        849,894
                                                                  ------------
                                                                     3,648,381
                                                                  ------------
INSURANCE (3.9%)
American International Group, Inc................         3,200        421,000
Financial Security Assurance Holdings Ltd........        14,900        892,137
Marsh & McLennan Companies, Inc..................        10,700        975,037
                                                                  ------------
                                                                     2,288,174
                                                                  ------------
REAL ESTATE INVESTMENT TRUSTS (1.1%)
Starwood Lodging Trust...........................        12,700        637,381
                                                                  ------------
  TOTAL FINANCE..................................                   10,305,761
                                                                  ------------

HEALTHCARE (12.0%)
HEALTH SERVICES (2.3%)
Perkin-Elmer Corp................................         7,400        505,975
United Healthcare Corp...........................        12,100        850,025
                                                                  ------------
                                                                     1,356,000
                                                                  ------------

PHARMACEUTICALS (9.7%)
American Home Products Corp......................         9,300        866,062
Bristol-Myers Squibb Co..........................        11,400      1,206,975
Monsanto Co......................................         4,900        259,087
Pfizer, Inc......................................         6,900        785,306
Schering-Plough Corp.............................        10,700        857,338
Warner-Lambert Co................................         9,000      1,702,688
                                                                  ------------
                                                                     5,677,456
                                                                  ------------
  TOTAL HEALTHCARE...............................                    7,033,456
                                                                  ------------

INDUSTRIAL PRODUCTS & SERVICES (9.4%)
DIVERSIFIED MANUFACTURING (7.3%)
AlliedSignal, Inc................................        24,600      1,077,788
General Electric Co..............................         3,200        272,400
Harris Corp......................................        14,900        720,788
              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------   ------------
DIVERSIFIED MANUFACTURING (CONTINUED)
Johnson Controls, Inc............................         8,100   $    480,938
Tyco International Ltd...........................        18,700      1,019,150
Xerox Corp.......................................         6,500        737,750
                                                                  ------------
                                                                     4,308,814
                                                                  ------------

ELECTRICAL EQUIPMENT (2.1%)
Emerson Electric Co..............................         6,800        432,650
W.W. Grainger, Inc...............................         7,300        795,244
                                                                  ------------
                                                                     1,227,894
                                                                  ------------
  TOTAL INDUSTRIAL PRODUCTS & SERVICES...........                    5,536,708
                                                                  ------------

TECHNOLOGY (14.2%)
AEROSPACE (1.7%)
Boeing Co........................................        16,400        821,025
Coltec Industries, Inc.+.........................         6,800        170,000
                                                                  ------------
                                                                       991,025
                                                                  ------------

COMPUTER PERIPHERALS (2.7%)
EMC Corp.+.......................................        34,200      1,577,475
                                                                  ------------

COMPUTER SOFTWARE (1.1%)
Autodesk, Inc....................................         3,400        159,588
Oracle Corp.+....................................        18,500        479,266
                                                                  ------------
                                                                       638,854
                                                                  ------------

COMPUTER SYSTEMS (3.2%)
International Business Machines Corp.............         9,500      1,100,813
Sun Microsystems, Inc.+..........................        19,600        806,663
                                                                  ------------
                                                                     1,907,476
                                                                  ------------

ELECTRONICS (2.0%)
Cisco Systems, Inc.+.............................        12,050        883,039
Symbol Technologies, Inc.........................         7,950        306,075
                                                                  ------------
                                                                     1,189,114
                                                                  ------------

SEMICONDUCTORS (2.6%)
Intel Corp.......................................        11,000        889,281
Motorola, Inc....................................         4,100        228,063
Texas Instruments, Inc...........................         6,100        390,781
                                                                  ------------
                                                                     1,508,125
                                                                  ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------   ------------
TELECOMMUNICATIONS-EQUIPMENT (0.9%)
Lucent Technologies, Inc.........................         7,000   $    532,875
                                                                  ------------
  TOTAL TECHNOLOGY...............................                    8,344,944
                                                                  ------------

TRANSPORTATION (1.7%)
RAILROADS (1.4%)
Union Pacific Corp...............................        15,300        837,675
                                                                  ------------

TRUCK & FREIGHT CARRIERS (0.3%)
CNF Transportation, Inc..........................         4,200        162,225
                                                                  ------------
  TOTAL TRANSPORTATION...........................                      999,900
                                                                  ------------

UTILITIES (9.6%)
ELECTRIC (2.5%)
Duke Power Co....................................         7,500        434,063
New England Electric System......................         8,900        387,150
Northern States Power Co.........................         7,900        445,363
Southern Co......................................         8,000        212,000
                                                                  ------------
                                                                     1,478,576
                                                                  ------------

GAS-PIPELINES (0.5%)
Columbia Energy Group............................         3,400        276,250
                                                                  ------------

TELEPHONE (6.6%)
Bell Atlantic Corp...............................         5,800        542,663
GTE Corp.........................................        12,800        748,000
MCI Communications Corp..........................        12,900        648,628
SBC Communications, Inc..........................        11,000        455,813
Sprint Corp......................................         8,300        566,994
WorldCom, Inc.+..................................        20,800        889,850
                                                                  ------------
                                                                     3,851,948
                                                                  ------------
  TOTAL UTILITIES................................                    5,606,774
                                                                  ------------
  TOTAL COMMON STOCKS (COST
   $47,476,527)..................................                   58,342,758
                                                                  ------------

                                                    PRINCIPAL
              SECURITY DESCRIPTION                    AMOUNT         VALUE
-------------------------------------------------  ------------   ------------
SHORT-TERM INVESTMENTS (2.2%)
OTHER INVESTMENT COMPANIES (2.2%)
Seven Seas Money Market Fund,
  5.21% due 05/01/98 (cost $1,263,191)...........  $  1,263,191   $  1,263,191
                                                                  ------------
TOTAL INVESTMENTS (COST $48,739,718) (101.5%)..................
                                                                    59,605,949
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.5%)..................
                                                                      (865,475)
                                                                  ------------
NET ASSETS (100.0%)............................................   $ 58,740,474
                                                                  ------------
                                                                  ------------

------------------------------
Note: For Federal Income Tax purposes, the cost of securities at April 30, 1998, was substantially the same as the cost for financial statement purposes. The aggregate gross unrealized appreciation and depreciation was $11,171,811 and $305,580, respectively, resulting in net unrealized appreciation of $10,866,231.

(i) Foreign security.

+ Non-income producing security.

ADR - Securities whose value is determined or significantly influenced by trading on exchanges not located in the United States or Canada. ADR, after the name of a foreign holding, stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 1998
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $48,739,718)            $59,605,949
Dividends Receivable                                    39,573
Deferred Organization Expenses                          34,620
Receivable for Expense Reimbursement                     9,460
Receivable for Fund Shares Sold                          7,472
Interest Receivable                                      4,521
Prepaid Trustees' Fees                                     122
Prepaid Expenses and Other Assets                        5,167
                                                   -----------
    Total Assets                                    59,706,884
                                                   -----------
LIABILITIES
Payable for Investments Purchased                      821,437
Advisory Fee Payable                                    20,708
Custody Fee Payable                                     12,351
Organization Expenses Payable                           12,060
Shareholder Servicing Fee Payable                       11,505
Administrative Services Fee Payable                      2,679
Administration Fee Payable                                  68
Fund Services Fee Payable                                   48
Accrued Expenses                                        85,554
                                                   -----------
    Total Liabilities                                  966,410
                                                   -----------
NET ASSETS
Applicable to 3,868,788 shares outstanding
  (par value $0.001, unlimited shares authorized)  $$58,740,474
                                                   -----------
                                                   -----------
Net Asset Value, Offering and Redemption Price
  per Share                                             $15.18
                                                         -----
                                                         -----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $47,880,885
Undistributed Net Investment Income                     26,536
Accumulated Net Realized Loss on Investments           (33,178)
Net Unrealized Appreciation of Investments          10,866,231
                                                   -----------
    Net Assets                                     $58,740,474
                                                   -----------
                                                   -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $1,362)                                                  $  260,946
Interest Income                                                   23,023
                                                              ----------
    Investment Income                                            283,969
EXPENSES
Advisory Fee                                       $ 88,571
Shareholder Servicing Fee                            49,207
Custodian Fees and Expenses                          23,510
Professional Fees and Expenses                       19,246
Registration Fees                                    17,813
Administrative Services Fee                          11,722
Transfer Agent Fee                                    9,923
Printing Expenses                                     8,381
Amortization of Organization Expenses                 4,715
Fund Services Fee                                       616
Administration Fee                                      295
Trustees' Fees and Expenses                             230
Insurance Expense                                        62
Miscellaneous                                         2,155
                                                   --------
    Total Expenses                                  236,446
Less: Reimbursement of Expenses                     (69,144)
                                                   --------
NET EXPENSES                                                     167,302
                                                              ----------
NET INVESTMENT INCOME                                            116,667
NET REALIZED GAIN ON INVESTMENTS                                  48,187
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENTS                                                  8,027,909
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $8,192,763
                                                              ----------
                                                              ----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   FOR THE SIX      FOR THE PERIOD
                                                   MONTHS ENDED    DECEMBER 18, 1996
                                                    APRIL 30,      (COMMENCEMENT OF
                                                       1998       OPERATIONS) THROUGH
                                                   (UNAUDITED)     OCTOBER 31, 1997
                                                   ------------   -------------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $    116,667   $           97,042
Net Realized Gain (Loss) on Investments                  48,187              (81,365)
Net Change in Unrealized Appreciation of
  Investments                                         8,027,909            2,838,322
                                                   ------------   -------------------
    Net Increase in Net Assets Resulting from
      Operations                                      8,192,763            2,853,999
                                                   ------------   -------------------
DIVIDENDS TO SHAREHOLDERS FROM
Net Investment Income                                  (181,308)              (5,865)
                                                   ------------   -------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold     25,261,232           23,089,222
Reinvestment of Dividends                               173,841                5,640
Cost of Shares of Beneficial Interest Redeemed         (357,566)            (319,236)
Service Charge                                            2,752                   --
                                                   ------------   -------------------
    Net Increase from Shareholder Transactions       25,080,259           22,775,626
                                                   ------------   -------------------
    Total Increase in Net Assets                     33,091,714           25,623,760
NET ASSETS
Beginning of Period                                  25,648,760               25,000
                                                   ------------   -------------------
End of Period (including undistributed net
  investment income of $26,536 and $91,177,
  respectively)                                    $ 58,740,474   $       25,648,760
                                                   ------------   -------------------
                                                   ------------   -------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                        FOR THE PERIOD
                                                       FOR THE         DECEMBER 18, 1996
                                                   SIX MONTHS ENDED    (COMMENCEMENT OF
                                                    APRIL 30, 1998    OPERATIONS) THROUGH
                                                     (UNAUDITED)       OCTOBER 31, 1997
                                                   ----------------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $         12.57    $            10.00
                                                   ----------------   -------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                         0.03                  0.06
Net Realized and Unrealized Gain on Investments               2.65                  2.52
                                                   ----------------   -------------------
Total from Investment Operations                              2.68                  2.58
                                                   ----------------   -------------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                        (0.07)                (0.01)
                                                   ----------------   -------------------

NET ASSET VALUE, END OF PERIOD                     $         15.18    $            12.57
                                                   ----------------   -------------------
                                                   ----------------   -------------------
Total Return                                                 21.42%(a)              25.83%(a)
                                                   ----------------   -------------------
                                                   ----------------   -------------------

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)           $        58,740    $           25,649
Ratios to Average Net Assets
  Expenses                                                    0.85%(b)               0.85%(b)
  Net Investment Income                                       0.59%(b)               0.70%(b)
  Expenses without Reimbursement                              1.20%(b)               2.16%(b)
Portfolio Turnover Rate                                         20%                   23%
Average Broker Commissions                         $        0.0315    $           0.0321

------------------------
(a) Not annualized.

(b) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
APRIL 30, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Tax Aware U.S. Equity Fund (the "fund") is a series of J.P. Morgan Series Trust, a Massachusetts business trust (the "trust"). The trust, which was organized on August 15, 1996, is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The fund's investment objective is to provide high total return while being sensitive to the impact of capital gains taxes on investors' returns. The trustees of the trust have divided the beneficial interests in the fund into two classes of shares, Institutional Shares and Select Shares. Prior to January 1, 1998, the names of the fund, trust and classes were Tax Aware U.S. Equity Fund, JPM Series Trust, JPM Institutional Shares and JPM Pierpont Shares, respectively. Currently the fund only offers Select Shares. The fund commenced operations on December 18, 1996. The Declaration of Trust permits the trustees to issue an unlimited number of shares in the fund.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All short-term portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

   b) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   c) Substantially all the fund's net investment income is declared as dividends and paid quarterly. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually.

   d) The fund incurred organization expenses in the amount of $47,567. Morgan Guaranty Trust Company of New York ("Morgan") has paid the organization expenses of the fund. The fund has agreed to reimburse Morgan for these costs which are being deferred and amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the fund.

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

   e) The fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

2. TRANSACTIONS WITH AFFILIATES

   a) The fund has an Investment Advisory Agreement with Morgan. Under the terms of the agreement, the fund pays Morgan at an annual rate of 0.45% of the fund's average daily net assets. For the six months ended April 30, 1998, such fees amounted to $88,571.

   b) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the six months ended April 30, 1998, the fee for these services amounted to $295.

   c) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the trust and certain other registered investment companies for which Morgan acts as investment advisor in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust and certain other investment companies for which Morgan provides administrative services. For the six months ended April 30, 1998, the fee for these services amounted to $11,722.

      In addition, Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund at no more than 0.85% of the average daily net assets of the fund through February 28, 1999. For the six months ended April 30, 1998, Morgan has agreed to reimburse the fund $69,144 for expenses under this agreement.

   d) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the fund. For the six months ended April 30, 1998, the fee for these services amounted to $49,207.

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

      Morgan, Charles Schwab & Co. ("Schwab") and the trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the services agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the trust and Morgan is terminated, the fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

   e) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $616 for the six months ended April 30, 1998.

   f ) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, and other registered investment companies in which they invest. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $100.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                   FOR THE SIX      FOR THE PERIOD
                                                   MONTHS ENDED    DECEMBER 18, 1996
                                                    APRIL 30,      (COMMENCEMENT OF
                                                       1998       OPERATIONS) THROUGH
                                                   (UNAUDITED)     OCTOBER 31, 1997
                                                   ------------   -------------------
Shares of beneficial interest sold...............    1,840,833             2,065,835
Reinvestment of dividends........................       13,281                   551
Shares of beneficial interest redeemed...........      (26,596)              (27,616)
                                                   ------------   -------------------
Net Increase.....................................    1,827,518             2,038,770
                                                   ------------   -------------------
                                                   ------------   -------------------

Redemptions may be subject to service charges, retained by the fund, in accordance with the following schedule:

                                                   PERCENTAGE OF
YEAR SINCE PURCHASE                                CASH PROCEEDS
-------------------------------------------------  -------------
Shares held for less than five years.............             1%
Shares held five years or longer.................          None

J.P. MORGAN TAX AWARE U.S. EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

4. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the six months ended April 30, 1998 were as follows:

COST OF              PROCEEDS
  PURCHASES         FROM SALES
-----------------   ----------
$32,668,889.......  $8,010,884

5. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 28, 1997, with unaffiliated lenders. The Agreement expired on May 27, 1998, however, the fund as party to the Agreement has extended the Agreement and will continue its participation therein for an additional 364 days until May 26, 1999. The maximum borrowing under the Agreement is $150,000,000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The funds pay a commitment fee at an annual rate of 0.065% on the unused portion of the committed amount which is allocated to the funds in accordance with procedures established by their respective trustees or directors. The fund has not borrowed pursuant to the Agreement as of April 30, 1998.

J.P. MORGAN FUNDS

     PRIME MONEY MARKET FUND

     FEDERAL MONEY MARKET FUND

     TAX EXEMPT MONEY MARKET FUND

     CALIFORNIA MONEY MARKET FUND

     SHORT TERM BOND FUND

     BOND FUND

     GLOBAL STRATEGIC INCOME FUND

     EMERGING MARKETS DEBT FUND

     TAX EXEMPT BOND FUND

     NEW YORK TOTAL RETURN BOND FUND

     CALIFORNIA BOND FUND: SELECT SHARES

     DIVERSIFIED FUND

     DISCIPLINED EQUITY FUND

     U.S. EQUITY FUND

     U.S. SMALL COMPANY FUND

     U.S. SMALL COMPANY OPPORTUNITIES FUND

     TAX AWARE U.S. EQUITY FUND: SELECT SHARES

     INTERNATIONAL EQUITY FUND

     EUROPEAN EQUITY FUND

     JAPAN EQUITY FUND

     INTERNATIONAL OPPORTUNITIES FUND

     EMERGING MARKETS EQUITY FUND

     GLOBAL 50 FUND: SELECT SHARES


FOR MORE INFORMATION ON THE J.P. MORGAN FUNDS,
CALL J.P. MORGAN FUNDS SERVICES AT
(800) 521-5411.


J.P. MORGAN
TAX AWARE U.S. EQUITY FUND


SEMI-ANNUAL REPORT
APRIL 30, 1998